Supplement dated August 10, 2006 to Prospectuses dated May 1, 2006 for
GrandMaster flex 3, IQ3 The Smart Annuity, IQ Advisor, and Pinnacleplus
Flexible Premium Variable Annuities
and to Prospectuses dated July 31, 2006 for
AnnuiChoice, AnnuiChoice II, and Pinnacle IV
Flexible Premium Variable Annuities
Issued by National Integrity Life Insurance Company
Through its Separate Account I and Separate Account II

Effective August 15, 2006, the Prospectuses identified above are hereby supplemented as follows:

The Van Kampen LIT Emerging Growth Portfolio changes its name to Van Kampen LIT Strategic Growth Portfolio.  All references to “Van Kampen LIT Emerging Growth” in the Prospectuses to are hereby replaced with “Van Kampen LIT Strategic Growth.”

In “Part 3, Your Investment Options, Van Kampen LIT Emerging Growth Portfolio,” of the Prospectuses, the entire paragraph is hereby deleted and replaced with the following:

The Strategic Growth Portfolio’s investment objective is to seek capital appreciation.  The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the Portfolio’s investment adviser to be strategic growth companies.

Please retain this Supplement to the Prospectus for future reference.